                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates,
                                Series 1999-CM1

                                  $703,161,000
                                  (Approximate)
                              Offered Certificates

            [LOGO]                 [LOGO]          COLUMN
            MIDLAND                                FINANCIAL
      LOAN SERVICES, INC.          A DONALDSON, LUFKIN & JENRETTE COMPANY

      Donaldson, Lufkin & Jenrette

                             PNC Capital Markets

                                                 Prudential Securities

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

Transaction Offering:

---------------------------------------------------------------------------------------------------------------------------------
                                        Percentage
                           Initial       of Initial                              Pass-
                          Aggregate       Mortgage                Initial      Through        Wtd.
                          Principal        Pool       Credit    Pass-Through     Rate         Avg.                     Principal
Class   Ratings(1)         Balance        Balance     Support       Rate      Description   Life(3)    Maturity(3)     Window(3)
-----   ----------         -------        -------     -------       ----      -----------   -------    -----------     ---------

Publicly Offered Certificates:
S        AAAr/AAA       $787,856,278(2)      N/A         N/A         --           --           9.1         1/20                --
A-1A      AAA/AAA        127,104,000       16.13%      26.75%        --           --           5.7         7/08         1/00-7/08
A-1B      AAA/AAA        450,000,000       57.12%      26.75%        --           --           9.6        10/09        7/08-10/09
A-2        AA/AA          41,363,000        5.25%      21.50%        --           --           9.9        11/09       10/09-11/09
A-3         A/A           35,453,000        4.50%      17.00%        --           --           9.9        11/09       11/09-11/09
A-4        A-/A-          13,788,000        1.75%      15.25%        --           --           9.9        11/09       11/09-11/09
B-1       BBB/BBB         25,605,000        3.25%      12.00%        --           --           9.9        11/09       11/09-11/09
B-2      BBB-/BBB-         9,848,000        1.25%      10.75%        --           --           9.9        11/09       11/09-11/09

Privately Offered Certificates(5):
B-3         --                    --          --          --         --           --            --           --                --
B-4         --                    --          --          --         --           --            --           --                --
B-5         --                    --          --          --         --           --            --           --                --
B-6         --                    --          --          --         --           --            --           --                --
B-7         --                    --          --          --         --           --            --           --                --
B-8         --                    --          --          --         --           --            --           --                --
C           --                    --          --          --         --           --            --           --                --
D           --                    --          --          --         --           --            --           --                --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
                                SMMEA/
           Legal Status        ERISA(4)
           ------------        --------

Publicly Offered Certificates:
S             Public            Yes/Yes
A-1A          Public            Yes/Yes
A-1B          Public            Yes/Yes
A-2           Public             Yes/No
A-3           Public             No/No
A-4           Public             No/No
B-1           Public             No/No
B-2           Public             No/No

Privately Offered Certificates(5):
B-3        Private-144A            --
B-4        Private-144A            --
B-5        Private-144A            --
B-6        Private-144A            --
B-7        Private-144A            --
B-8        Private-144A            --
C          Private-144A            --
D          Private-144A            --
---------------------------------------

(1)   Standard & Poor's Ratings Services / Fitch IBCA, Inc.
(2) Notional amount. The Class S certificates will be interest only and will not entitle their holders to distributions of principal.
(3) Assumes 0% CPR, no defaults, no extensions and each mortgage loan with an anticipated repayment date pays in full on that date. Otherwise based on "maturity assumptions" set forth under "Yield and Maturity Considerations" in the Prospectus Supplement.
(4) Expected to be eligible for each of the underwriters' individual prohibited transaction exemptions under ERISA.
(5) This term sheet was prepared solely in connection with a proposed offering of the publicly offered certificates.

--------------------------------------------------------------------------------
Originator Profile:

The mortgage loans were originated or acquired primarily by (i) Midland Loan Services, Inc. ("Midland") and (ii) Column Financial, Inc. ("Column"). Approximately 55.0% of the mortgage loans by balance are being contributed by Midland and 45.0% are being contributed by Column. All of the mortgage loans were originated either in 1998 or 1999.

Midland, organized in 1992 and acquired by PNC Bank in 1998, has originated over 1,200 loans totaling $3.79 billion since its inception. Midland is a vertically integrated real estate financial services firm specializing in the origination, securitization and servicing of commercial real estate assets.

Column, an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was established in August 1993. Column has originated over 1,900 commercial mortgage loans totaling $8.0 billion since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the country.
--------------------------------------------------------------------------------

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

Collateral Overview:

      o     Total Cut-off Date
            Principal Balance:            $787,856,278

      o     Avg. Cut-off Date
            Principal Balance:            $3,751,697

      o     Loans/Properties:             210 Loans / 216 Properties

      o     Property Type:                Multifamily (37.9%), Retail (25.5%),
                                          Office (17.1%), Other (19.5%)

      o     Geographic Distribution:      35 States. CA (14.5%), TX (11.5%), NY
                                          (9.0%), Other (65.0%)

      o     Amortization Types:           Balloon (90.0%), Hyper-Amortizing
                                          (9.0%), Fully Amortizing (0.9%)

      o     Wtd. Avg. DSCR (1):           1.32x

      o     Wtd. Avg. Cut-off Date
            LTV Ratio (1):                72.5%

      o     Appraisals:                   100% of the appraisals state that they
                                          follow the guidelines set forth in
                                          Title XI of FIRREA.

      o     Largest Loan:                 5.7%

      o     Five Largest Loans:           19.3%

      o     Ten Largest Loans:            27.1%

      o     Wtd. Avg. Remaining
            Term to Maturity:             116 months

      o     Wtd. Avg. Seasoning:          5 months

      o     Gross WAC:                    7.993%

      o     Call Protection:              In general, the Mortgage Loans provide
                                          for a prepayment lockout period
                                          ("Lockout"), a defeasance period
                                          ("Defeasance"), a yield maintenance
                                          premium ("YMP") period, or a
                                          combination thereof. The remaining
                                          weighted average lockout and
                                          defeasance period for all loans is 7.9
                                          years.

      o     Defeasance:                   75.5%

      o     Credit Tenant Lease:          0.3%

(1) Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

      o     Participation Loans:          None

      o     Secured Subordinate Debt:     0.5%

      o     Leasehold:                    1.2%

      o     Delinquency:                  No loan delinquent 30 days or more as
                                          of the Cut-off Date.

Transaction Overview:

      o     Structure:                    Senior/subordinated, sequential pay
                                          pass-through bonds.

      o     Lead Manager:                 Donaldson, Lufkin & Jenrette
                                          Securities Corporation

      o     Co-Managers:                  PNC Capital Markets, Inc. and
                                          Prudential Securities

      o     Mortgage Loan Sellers:        Midland Loan Services, Inc. and Column
                                          Financial, Inc.

      o     Rating Agencies:              Standard & Poor's Ratings Services /
                                          Fitch IBCA, Inc.

      o     Master Servicer:              Midland Loan Services, Inc.

      o     Special Servicer:             Midland Loan Services, Inc.

      o     Trustee:                      Norwest Bank Minnesota, National
                                          Association

      o     Cut-off Date:                 December 1, 1999

      o     Settlement Date:              December 7, 1999

      o     Determination Date:           The 4th calendar day of the month, but
                                          if that day is not a business day,
                                          then the 1st business day before that
                                          day.

      o     Distribution Date:            The 10th day of the month, or if such
                                          day is not a business day, the
                                          following business day, but no sooner
                                          than the 4th business day after the
                                          Determination Date

      o     Delivery:                     The Depository Trust Company ("DTC")
                                          through Cede & Co. (in the United
                                          States) or Cedel Bank, Societe Anonyme
                                          ("Cedel") or The Euroclear System
                                          ("Euroclear") (in Europe).

      o     ERISA:                        Classes A-1A, A-1B and S are expected
                                          to be eligible for each of the
                                          underwriters' individual prohibited
                                          transaction exemptions with respect to
                                          ERISA, subject to certain conditions
                                          of eligibility.

      o     SMMEA:                        Classes A-1A, A-1B, A-2 and S are
                                          expected to be SMMEA eligible.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

      o     Tax Treatment:                REMIC

      o     Optional Right to Terminate
            Trust:                        1%

      o     Analytics:                    Cashflows are expected to be available
                                          through Bloomberg, the Trepp Group,
                                          Intex Solutions and Charter Research.

      o     Extensions:                   The Special Servicer will be
                                          responsible for performing certain
                                          servicing functions with respect to
                                          Mortgage Loans that, in general, are
                                          in default or as to which default is
                                          imminent, and for administering any
                                          REO properties. The Pooling and
                                          Servicing Agreement will generally
                                          permit the Special Servicer to modify,
                                          waive or amend any term of any
                                          Mortgage Loan if it determines, in
                                          accordance with the servicing
                                          standard, that it is appropriate to do
                                          so. The Special Servicer will not be
                                          permitted to grant any extension of
                                          the maturity of a Mortgage Loan beyond
                                          60 months after its stated maturity
                                          date.

      o     Controlling Class:            The Controlling Class of
                                          Certificateholders may appoint an
                                          operating advisor that may advise or
                                          replace the Special Servicer. In
                                          general, the Controlling Class will be
                                          the most subordinate Class of
                                          Principal Balance Certificates (as
                                          defined below) which has a current
                                          aggregate certificate principal amount
                                          no less than 25% of its original
                                          aggregate certificate principal
                                          balance.

      o     Advances:                     The Master Servicer will be obligated
                                          to make advances of scheduled
                                          principal and interest payments,
                                          excluding balloon payments, subject to
                                          recoverability determination and
                                          appraisal reductions. If the Master
                                          Servicer fails to make a required P&I
                                          Advance and the Trustee is aware of
                                          the failure, the Trustee will be
                                          obligated to make that Advance.

      o     Appraisal Reductions:         An appraisal reduction generally will
                                          be created in the amount, if any, by
                                          which the unpaid principal balance of
                                          a Specially Serviced Mortgage Loan
                                          (plus other amounts overdue in
                                          connection with such loan) exceeds 90%
                                          of the appraised value of the related
                                          Mortgaged Property, plus reserves and
                                          escrows other than for taxes and
                                          insurance. The Appraisal Reduction
                                          Amount will reduce proportionately the
                                          interest portion (but not the
                                          principal portion) of any amount of
                                          P&I Advances for the loan, which
                                          reduction will result, in general, in
                                          a reduction of interest distributable
                                          to the most subordinate Class of
                                          Principal Balance Certificates
                                          outstanding. An appraisal reduction
                                          will be reduced to zero as of the date
                                          the related Mortgage Loan has been
                                          brought current for at least six
                                          consecutive months, or has been paid
                                          in full, liquidated, repurchased, or
                                          otherwise disposed of. Appraisal
                                          reductions will not effect class sizes
                                          for the purposes of determining the
                                          Controlling Class.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

Structure Description:

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

Based on the "maturity assumptions" set forth under the "Yield and Maturity Considerations" in the Prospectus Supplement and a 0% CPR (except each mortgage loan with an anticipated repayment date is assumed to be paid in full on that date).

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

Interest Distributions:

The holders of each Class of Principal Balance Certificates will be entitled on each distribution date to interest accrued at the Pass-Through Rate for that Class on the aggregate principal balance of that Class outstanding immediately prior to the related distribution date. The Class S Certificates will be entitled on each distribution date to the aggregate interest accrued on the aggregate principal balance of the Principal Balance Certificates at an annual rate equal to the difference between a weighted average of certain net mortgage interest rates on the mortgage loans and the weighted average coupon of the Principal Balance Certificates. All Classes will pay interest on a 30/360 basis.

Principal Distributions:

Available principal will be paid on each distribution date to the outstanding Classes of Principal Balance Certificates in the following sequential order:
Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, C and D
(the "Principal Balance Certificates"). However, if Classes A-2 through D have been retired as a result of losses and additional trust fund expenses, Classes A-1A and A-1B will receive principal on a pro-rata basis.

Realized Losses and Expenses:

Realized losses from any mortgage loan and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: Class D, C, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through D have been retired as a result of losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to Classes A-1A and A-1B pro-rata.

Credit Enhancements:

Credit enhancement for each Class of publicly registered Certificates will be provided by the Classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

Allocation of Yield Maintenance and Percentage Prepayment Premiums:

The certificate yield maintenance amount ("CYMA") and certificate percentage prepayment premium amount ("CPPPA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1 and B-2 Certificates (collectively, the "Yield Maintenance Certificates") equals the total yield maintenance premium or percentage prepayment premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate for each Class currently receiving principal, the mortgage rate of the mortgage loan that has prepaid, and current interest rates. In general, the CYMA and CPPPA for any distribution date will be calculated in respect of and payable to the Class(es) of Yield Maintenance Certificates entitled to receive payments of principal on such distribution date.

--------------------------------------------------------------------------------
               CYMA & CPPPA                = (Pass-Through Rate - Discount Rate)
                Allocation                 -------------------------------------
    to Yield Maintenance Certificates          (Mortgage Rate - Discount Rate)
--------------------------------------------------------------------------------

The portion of any yield maintenance or percentage prepayment premium payable to the Class S (interest only) Certificates, will equal the total yield maintenance or percentage prepayment premium, as the case may be, less the CYMA or CPPPA, as applicable, for the Yield Maintenance Certificates as defined above.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

Allocation of Yield Maintenance and Percentage Prepayment Premiums Example:

Discount Rate Fraction Methodology:

Mortgage Rate                             = 8%

P & I Class Coupon                        = 6%

Discount Rate (Based on a Treasury Rate)  = 5%

% of Principal Distributed to Class       = 100%


P & I Class Allocation:            Class S Allocation:

6% - 5% x 100% = 33 1/3%           100% - P & I Class(es) Allocation  = 66 2/3%
-------
8% - 5%

In general, this formula provides for an increase in the allocation of yield maintenance and percentage prepayment premiums to the Yield Maintenance Certificates as interest rates decrease and a decrease in the allocation to such Classes as interest rates rise.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

Stratification:

                                 [MAP OMITTED]

                       Mortgaged Properties by State

                                                                                     Weighted
                                                                   Percentage of      Average                          Weighted
                                 Number of     Cut-off Date           Initial        Mortgage         Weighted          Average
                                 Mortgaged       Principal         Mortgage Pool     Interest          Average       Cut-off Date
State                            Properties      Balance(1)           Balance          Rates          U/W DSCR(2)    LTV Ratio(2)
---------------------------------------------------------------------------------------------------------------------------------
California                           31        $114,336,631            14.5%           8.080%            1.38x           67.5%
Texas                                32          90,725,566            11.5%           7.831%            1.32            75.1%
New York                             11          70,739,105             9.0%           8.468%            1.26            69.5%
Florida                              17          60,363,296             7.7%           8.105%            1.31            76.1%
Michigan                              4          48,873,899             6.2%           8.022%            1.26            74.5%
Oklahoma                              8          47,841,758             6.1%           7.408%            1.38            76.1%
Massachusetts                         7          41,219,405             5.2%           7.966%            1.34            72.6%
Pennsylvania                         10          35,551,312             4.5%           7.375%            1.45            73.6%
Virginia                              7          30,798,254             3.9%           8.034%            1.28            74.3%
Colorado                              8          22,895,070             2.9%           8.267%            1.34            68.1%
Georgia                               9          21,853,610             2.8%           8.036%            1.30            74.8%
Kansas                                6          20,124,672             2.6%           8.172%            1.26            71.2%
New Jersey                            5          16,752,405             2.1%           8.200%            1.26            71.6%
Arizona                               7          14,696,058             1.9%           7.869%            1.29            74.9%
Tennessee                             2          14,563,109             1.8%           8.512%            1.29            73.2%
Ohio                                  4          14,208,172             1.8%           7.885%            1.32            74.9%
Minnesota                             3          12,864,772             1.6%           8.403%            1.38            67.3%
New Hampshire                         4          12,651,727             1.6%           7.161%            1.27            76.4%
Maryland                              3          11,836,875             1.5%           7.938%            1.30            74.7%
Connecticut                           5          10,660,610             1.4%           8.341%            1.28            69.7%
Indiana                               4           9,943,866             1.3%           8.049%            1.22            72.7%
Arkansas                              5           8,870,042             1.1%           8.397%            1.28            71.4%
Wisconsin                             2           8,813,834             1.1%           7.950%            1.39            70.7%
Louisiana                             5           6,403,302             0.8%           7.597%            1.42            71.9%
Washington                            2           5,930,387             0.8%           7.432%            1.34            76.1%
Kentucky                              1           5,715,099             0.7%           8.170%            1.25            78.3%
Nebraska                              1           5,596,509             0.7%           8.360%            1.21            80.0%
Oregon                                3           4,590,953             0.6%           7.487%            1.34            60.6%
Utah                                  2           4,187,021             0.5%           8.183%            1.27            72.4%
Vermont                               1           3,812,987             0.5%           7.260%            1.65            71.5%
Nevada                                2           3,434,286             0.4%           8.085%            1.28            75.0%
Mississippi                           1           2,160,270             0.3%           8.100%            1.25            78.7%
New Mexico                            2           1,989,138             0.3%           8.280%            1.33            54.9%
Iowa                                  1           1,438,558             0.2%           8.030%            1.36            66.6%
Idaho                                 1           1,413,723             0.2%           6.950%            1.31            64.3%
                              ----------------------------------------------------------------------------------------------------
Total/Weighted Average:             216        $787,856,278           100.0%           7.993%           1.32x            72.5%
                              ====================================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

   [The following table was depicted as a pie chart in the printed material.]

                        CTL                           0.3%
                        Self Storage                  1.4%
                        Manufactured Housing          2.3%
                        Mixed Use                     3.2%
                        Hotel                         4.1%
                        Industrial                    8.2%
                        Office                       17.1%
                        Retail                       25.5%
                        Multifamily                  37.9%

                   Mortgaged Properties by Property Type

                                                                                 Weighted
                                                               Percentage of      Average                         Weighted
                             Number of     Cut-off Date           Initial        Mortgage         Weighted         Average
                             Mortgaged       Principal         Mortgage Pool     Interest          Average      Cut-off Date
Property Type                Properties      Balance(1)           Balance          Rates          U/W DSCR(2)   LTV Ratio(2)
-----------------------------------------------------------------------------------------------------------------------------
Multifamily                      85        $298,366,149            37.9%           7.730%            1.32x           75.5%
Retail                           43         201,274,526            25.5%           8.140%            1.28            72.1%
Office                           37         134,954,503            17.1%           8.178%            1.34            69.8%
Industrial                       20          64,523,056             8.2%           8.176%            1.27            71.1%
Hotel                             6          32,055,712             4.1%           8.426%            1.50            61.5%
Mixed Use                         7          25,513,610             3.2%           8.350%            1.40            70.7%
Manufactured Housing              6          18,254,431             2.3%           7.076%            1.47            74.7%
Self Storage                     11          10,821,648             1.4%           8.517%            1.36            67.8%
CTL                               1           2,092,645             0.3%           8.140%             N/A             N/A
                             ------------------------------------------------------------------------------------------------
Total/Weighted Average:         216        $787,856,278           100.0%           7.993%           1.32x            72.5%
                             ================================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                          Original Amortization Terms

                                                                                 Weighted
                                                              Percentage of       Average                   Weighted
       Range of              Number of     Cut-off Date          Initial         Mortgage     Weighted      Average
Original Amortization         Mortgage       Principal        Mortgage Pool      Interest      Average    Cut-off Date
    Terms (Months)             Loans         Balance(1)          Balance           Rates      U/W DSCR(2) LTV Ratio(2)
----------------------------------------------------------------------------------------------------------------------
      180 - 239                   4        $  5,081,460             0.6%           8.532%        1.36x        56.3%
      240 - 299                   8          11,844,518             1.5%           8.056%        1.27         67.3%
      300 - 313                  68         157,834,224            20.0%           8.073%        1.40         68.4%
      314 - 360                 130         613,096,076            77.8%           7.967%        1.30         73.7%
                             -----------------------------------------------------------------------------------------
Total/Weighted Average:         210        $787,856,278           100.0%           7.993%        1.32x        72.5%
                             =========================================================================================

Maximum Original Amortization Term (Months):        360
Minimum Original Amortization Term (Months):        180
Wtd. Avg. Original Amortization Term (Months):      345

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

                      Original Terms to Stated Maturity (1)

                                                                                       Weighted
                                                                    Percentage of       Average                   Weighted
         Range of                Number of       Cut-off Date          Initial         Mortgage    Weighted       Average
      Original Terms              Mortgage         Principal        Mortgage Pool      Interest     Average     Cut-off Date
to Stated Maturity (Months)        Loans           Balance(2)          Balance           Rates     U/W DSCR(3)  LTV Ratio(3)
----------------------------------------------------------------------------------------------------------------------------
         60 - 115                     6          $ 21,767,262             2.8%           8.353%        1.30x        74.6%
        116 - 120                   192           740,382,470            94.0%           7.985%        1.32         72.5%
        121 - 200                     9            20,546,541             2.6%           7.950%        1.46         70.2%
        201 - 243                     3             5,160,005             0.7%           7.734%        1.18         72.5%
                                 -------------------------------------------------------------------------------------------
Total/Weighted Average:             210          $787,856,278           100.0%           7.993%        1.32x        72.5%
                                 ===========================================================================================

Maximum Original Term to Stated Maturity (Months):        243
Minimum Original Term to Stated Maturity (Months):         60
Wtd. Avg. Original Term to Stated Maturity (Months):      121

(1) In the case of hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)   Assumes a Cut-off Date of December 1, 1999.
(3)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                          Remaining Amortization Terms

                                                                                Weighted
                                                              Percentage of      Average                   Weighted
       Range of               Number of      Cut-off Date        Initial        Mortgage     Weighted       Average
Remaining Amortization         Mortgage        Principal      Mortgage Pool     Interest      Average    Cut-off Date
    Terms (Months)              Loans          Balance(1)        Balance          Rates      U/W DSCR(2) LTV Ratio(2)
---------------------------------------------------------------------------------------------------------------------
      177 - 238                   10         $ 14,171,340          1.8%           8.175%       1.31x         63.4%
      239 - 298                   57          129,308,270         16.4%           8.008%       1.39          69.4%
      299 - 312                   13           31,280,592          4.0%           8.363%       1.43          64.2%
      313 - 359                  130          613,096,076         77.8%           7.967%       1.30          73.7%
                              ---------------------------------------------------------------------------------------
Total/Weighted Average:          210         $787,856,278        100.0%           7.993%       1.32x         72.5%
                              =======================================================================================

Maximum Remaining Amortization Term (Months):         359
Minimum Remaining Amortization Term (Months):         177
Wtd. Avg. Remaining Amortization Term (Months):       340

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

                     Remaining Terms to Stated Maturity (1)

                                                                                Weighted
                                                             Percentage of       Average                    Weighted
        Range of              Number of      Cut-off Date       Initial         Mortgage     Weighted       Average
     Remaining Terms           Mortgage       Principal      Mortgage Pool      Interest      Average     Cut-off Date
to Stated Maturity (Months)     Loans         Balance(2)        Balance           Rates      U/W DSCR(3)  LTV Ratio(3)
----------------------------------------------------------------------------------------------------------------------
       38 - 114                   53         $172,317,134         21.9%           7.360%       1.37x         74.6%
      115 - 119                  145          589,832,598         74.9%           8.182%       1.30          71.9%
      120 - 199                    9           20,546,541          2.6%           7.950%       1.46          70.2%
      200 - 241                    3            5,160,005          0.7%           7.734%       1.18          72.5%
                              ----------------------------------------------------------------------------------------
Total/Weighted Average:          210         $787,856,278        100.0%           7.993%       1.32x         72.5%
                              ========================================================================================

Maximum Remaining Term to Stated Maturity (Months):   241
Minimum Remaining Term to Stated Maturity (Months):    38
Wtd. Avg. Remaining Term to Stated Maturity (Months): 116

(1) In the case of hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)   Assumes a Cut-off Date of December 1, 1999.
(3)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                        U/W Debt Service Coverage Ratios

                                                                                Weighted
                                                              Percentage of      Average                     Weighted
                            Number of       Cut-off Date         Initial        Mortgage      Weighted        Average
   Range of                  Mortgage        Principal        Mortgage Pool     Interest       Average     Cut-off Date
    U/W DSCRs                  Loans         Balance(1)          Balance          Rates       U/W DSCR(2)  LTV Ratio(2)
-----------------------------------------------------------------------------------------------------------------------
     CTL                         1         $  2,092,645            0.3%           8.140%         N/A            N/A
1.06x - 1.19                     1            1,653,637            0.2%           7.890%        1.06x          79.5%
1.20  - 1.21                    11           65,096,378            8.3%           8.208%        1.21           72.6%
1.22  - 1.29                    90          364,015,466           46.2%           8.025%        1.26           73.6%
1.30  - 1.34                    47          151,640,250           19.2%           8.065%        1.31           73.8%
1.35  - 1.39                    14           44,092,870            5.6%           8.095%        1.38           74.5%
1.40  - 1.88x                   46          159,265,034           20.2%           7.734%        1.52           67.9%
                           --------------------------------------------------------------------------------------------
Total/Weighted Average:        210         $787,856,278          100.0%           7.993%        1.32x          72.5%
                           ============================================================================================

Maximum DSCR (2):             1.88x
Minimum DSCR (2):             1.06x
Wtd. Avg. DSCR (2):           1.32x

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

                        Cut-off Date Loan-to-Value Ratios

                                                                            Weighted
                                                          Percentage of      Average                     Weighted
                            Number of    Cut-off Date        Initial        Mortgage      Weighted       Average
Range of Cut-off Date        Mortgage     Principal       Mortgage Pool     Interest       Average     Cut-off Date
Loan-to-Value Ratios          Loans       Balance(1)         Balance          Rates       U/W DSCR(2)  LTV Ratio(2)
-------------------------------------------------------------------------------------------------------------------
         CTL                     1       $  2,092,645          0.3%           8.140%          N/A           N/A
   40.50% - 55.00%              10         24,157,104          3.1%           8.514%         1.40x         51.5%
   55.10% - 65.00%              25         64,056,845          8.1%           8.165%         1.43          61.0%
   65.10% - 67.50%              14         49,678,464          6.3%           8.276%         1.30          66.4%
   67.60% - 70.00%              21        106,333,468         13.5%           8.293%         1.31          69.1%
   70.10% - 72.50%              30         80,981,811         10.3%           8.195%         1.35          71.5%
   72.60% - 75.00%              40        161,297,711         20.5%           7.893%         1.32          73.8%
   75.10% - 77.50%              18         85,088,725         10.8%           7.737%         1.31          76.7%
   77.60% - 78.50%              20         84,738,068         10.8%           7.577%         1.31          78.0%
   78.60% - 79.50%              13         45,350,492          5.8%           7.704%         1.27          79.0%
   79.60% - 80.00%              16         77,184,985          9.8%           8.048%         1.27          79.8%
   80.10% - 86.40%               2          6,895,962          0.9%           7.380%         1.30          84.6%
                            ---------------------------------------------------------------------------------------
Total/Weighted Average:        210       $787,856,278        100.0%           7.993%         1.32x         72.5%
                            =======================================================================================

Maximum Cut-off Date LTV Ratio (2):    86.4%
Minimum Cut-off Date LTV Ratio (2):    40.5%
Wtd. Avg. Cut-off Date LTV Ratio (2):  72.5%

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                        Cut-off Date Principal Balances

                                                                                        Weighted
                                                                      Percentage of      Average                   Weighted
                                    Number of       Cut-off Date         Initial        Mortgage     Weighted       Average
  Range of Cut-off Date              Mortgage        Principal        Mortgage Pool     Interest      Average    Cut-off Date
    Principal Balances                Loans          Balance(1)          Balance          Rates      U/W DSCR(2) LTV Ratio(2)
-----------------------------------------------------------------------------------------------------------------------------
$   399,636 -     500,000                1          $    399,636           0.1%           8.880%       1.42x         63.6%
    500,001 -     750,000               13             8,602,367           1.1%           8.552%       1.27          69.2%
    750,001 -   1,000,000               16            13,871,300           1.8%           8.174%       1.40          68.2%
  1,000,001 -   1,250,000               18            20,080,689           2.5%           8.205%       1.35          69.9%
  1,250,001 -   1,500,000               15            21,155,610           2.7%           8.129%       1.32          66.7%
  1,500,001 -   1,750,000               18            29,069,384           3.7%           8.109%       1.31          72.5%
  1,750,001 -   2,000,000               19            35,100,836           4.5%           7.863%       1.33          71.8%
  2,000,001 -   3,000,000               35            85,708,266          10.9%           8.035%       1.35          71.6%
  3,000,001 -   4,000,000               19            65,693,774           8.3%           7.938%       1.35          74.0%
  4,000,001 -   5,000,000               14            62,376,529           7.9%           7.970%       1.37          72.3%
  5,000,001 -   6,000,000               10            54,843,770           7.0%           7.964%       1.31          75.1%
  6,000,001 -   7,000,000                8            52,671,714           6.7%           7.928%       1.27          73.2%
  7,000,001 -   8,000,000                5            36,794,009           4.7%           7.892%       1.28          75.5%
  8,000,001 -   9,000,000                3            25,113,312           3.2%           7.705%       1.28          77.3%
  9,000,001 -  11,500,000                7            74,415,539           9.4%           7.674%       1.35          73.0%
 11,500,001 -  15,500,000                4            49,915,131           6.3%           7.974%       1.34          74.8%
 15,500,001 -  19,500,000                1            16,873,152           2.1%           8.510%       1.21          67.0%
 19,500,001 -  34,500,000                2            53,763,882           6.8%           7.865%       1.37          70.5%
 34,500,001 - $44,973,184                2            81,407,381          10.3%           8.320%       1.26          71.1%
                                    -----------------------------------------------------------------------------------------
Total/Weighted Average:                210          $787,856,278         100.0%           7.993%       1.32x         72.5%
                                    =========================================================================================

Maximum Cut-off Date Scheduled Principal Balance:   $ 44,973,184
Minimum Cut-off Date Scheduled Principal Balance:   $    399,636
Average Cut-off Date Scheduled Principal Balance:   $  3,751,697

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

                       Mortgage Loans by Amortization Type

                                                                            Weighted
                                                          Percentage of      Average                    Weighted
                           Number of      Cut-off Date       Initial        Mortgage      Weighted       Average
                            Mortgage        Principal     Mortgage Pool     Interest      Average     Cut-off Date
Loan Type                    Loans          Balance(1)       Balance          Rates       U/W DSCR(2) LTV Ratio(2)
------------------------------------------------------------------------------------------------------------------
Balloon                       195         $709,405,970        90.0%           7.984%        1.32x        72.6%
Hyper-Amortizing               10           71,047,595         9.0%           8.079%        1.31         71.6%
Fully Amortizing                5            7,402,714         0.9%           8.066%        1.30         63.3%
                           ---------------------------------------------------------------------------------------
Total/Weighted Average:       210         $787,856,278       100.0%           7.993%        1.32x        72.5%
                           =======================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                             Mortgage Interest Rates

                                                                                        Weighted
                                                                    Percentage of        Average                      Weighted
                                 Number of       Cut-off Date           Initial         Mortgage      Weighted         Average
       Range of                   Mortgage        Principal         Mortgage Pool       Interest       Average      Cut-off Date
Mortgage Interest Rates            Loans          Balance(1)            Balance          Rates        U/W DSCR(2)   LTV Ratio(2)
--------------------------------------------------------------------------------------------------------------------------------
    6.320% - 7.000%                  17          $ 66,682,681             8.5%           6.758%          1.42x         75.7%
    7.001% - 7.250%                  10            22,176,915             2.8%           7.137%          1.32          74.1%
    7.251% - 7.500%                  11            52,973,427             6.7%           7.408%          1.37          76.7%
    7.501% - 7.750%                   9            58,625,776             7.4%           7.695%          1.25          77.7%
    7.751% - 8.000%                  30           149,163,978            18.9%           7.918%          1.31          72.6%
    8.001% - 8.250%                  52           182,570,538            23.2%           8.136%          1.33          72.6%
    8.251% - 8.500%                  38           101,264,841            12.9%           8.346%          1.31          70.9%
    8.501% - 8.750%                  26           131,766,466            16.7%           8.583%          1.29          68.3%
    8.751% - 9.000%                  12            14,720,832             1.9%           8.829%          1.33          66.2%
    9.001% - 9.280%                   5             7,910,824             1.0%           9.149%          1.45          69.2%
                                 -----------------------------------------------------------------------------------------------
Total/Weighted Average:             210          $787,856,278           100.0%           7.993%          1.32x         72.5%
                                 ===============================================================================================

Maximum Mortgage Interest Rate:   9.280%
Minimum Mortgage Interest Rate:   6.320%
Average Mortgage Interest Rate:   7.993%

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

                         Occupancy Rates at Underwriting

                                                                                  Weighted
                                                                 Percentage of     Average                       Weighted
                                 Number of       Cut-off Date       Initial       Mortgage        Weighted        Average
       Range of                  Mortgaged         Principal     Mortgage Pool    Interest         Average     Cut-off Date
Occupancy Rates at U/W          Properties(1)      Balance(2)       Balance         Rates         U/W DSCR(3)  LTV Ratio(3)
---------------------------------------------------------------------------------------------------------------------------
    79.0% -  79.9%                    2          $  2,162,854          0.3%         8.184%          1.32x         66.9%
    80.0% -  89.9%                   17            47,098,113          6.0%         8.177%          1.29          71.5%
    90.0% -  94.9%                   32           149,348,629         19.0%         8.127%          1.30          73.5%
    95.0% -  97.4%                   31           167,766,778         21.3%         7.705%          1.32          75.3%
    97.5% - 100.0%                  128           389,424,192         49.4%         8.007%          1.32          71.9%
                                -------------------------------------------------------------------------------------------
Total/Weighted Average:             210          $755,800,566         95.9%         7.975%          1.32x         72.9%
                                ===========================================================================================

Maximum Occupancy Rate at U/W:    100.0%
Minimum Occupancy Rate at U/W:     79.0%
Wtd. Avg. Occupancy Rate at U/W:   96.4%

(1)   Does not include any hotel properties.
(2)   Assumes a Cut-off Date of December 1, 1999.
(3)   Excluding the CTL Loan.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                        Years Built/Years Renovated (1)

                                                                                      Weighted
                                                                   Percentage of       Average                    Weighted
                                  Number of       Cut-off Date        Initial         Mortgage      Weighted       Average
Range of Years                   Mortgaged          Principal      Mortgage Pool      Interest       Average    Cut-off Date
Built/Renovated                  Properties         Balance(2)        Balance           Rates      U/W DSCR(3)  LTV Ratio(3)
-----------------------------------------------------------------------------------------------------------------------------
  1963 - 1970                          8          $ 19,170,424           2.4%           7.961%        1.36x         72.2%
  1971 - 1980                         22            57,728,291           7.3%           8.030%        1.32          74.6%
  1981 - 1990                         58           234,026,071          29.7%           7.727%        1.36          73.6%
  1991 - 1999                        128           476,931,493          60.5%           8.120%        1.30          71.6%
                                 --------------------------------------------------------------------------------------------
Total/Weighted Average:              216          $787,856,278         100.0%           7.993%        1.32x         72.5%
                                 ============================================================================================

Maximum Year Built/Renovated:       1999
Minimum Year Built/Renovated:       1963
Wtd. Avg. Year Built/Renovated:     1991

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2)   Assumes a Cut-off Date of December 1, 1999.
(3)   Excluding the CTL Loan.

                      Mortgage Pool Prepayment Profile (1)

                            Number of
           Months Since      Mortgage    Outstanding     % of Pool        Yield      Prepayment    % of Pool
Date      Cut-off Date(2)     Loans      Balance (mm)     Lockout      Maintenance    Premium        Open        Total
------------------------------------------------------------------------------------------------------------------------
Dec-99           0             210          $787.9         99.43%          0.57%        0.00%        0.00%       100.0%

Dec-00          12             210          $781.0         98.70%          1.30%        0.00%        0.00%       100.0%

Dec-01          24             210          $773.4         96.92%          3.08%        0.00%        0.00%       100.0%

Dec-02          36             210          $765.2         89.68%         10.07%        0.00%        0.25%       100.0%

Dec-03          48             208          $753.4         81.43%         18.57%        0.00%        0.00%       100.0%

Dec-04          60             207          $741.4         77.37%         22.63%        0.00%        0.00%       100.0%

Dec-05          72             207          $731.0         77.44%         22.56%        0.00%        0.00%       100.0%

Dec-06          84             204          $704.5         76.17%         23.83%        0.00%        0.00%       100.0%

Dec-07          96             204          $692.5         76.24%         20.93%        0.00%        2.83%       100.0%

Dec-08         108             170          $586.6         87.46%         11.10%        0.64%        0.80%       100.0%

Dec-09         120              12          $ 19.3         36.38%         44.88%        0.00%       18.73%       100.0%

Dec-10         132              11          $ 14.8         43.40%         56.60%        0.00%        0.00%       100.0%

Dec-11         144              11          $ 13.9         41.71%         58.29%        0.00%        0.00%       100.0%

Dec-12         156              11          $ 12.9         39.58%         29.83%        0.00%       30.59%       100.0%

Dec-13         168               9          $  6.9         62.98%         37.02%        0.00%        0.00%       100.0%

Dec-14         180               3          $  2.5         80.11%         19.89%        0.00%        0.00%       100.0%

Dec-15         192               3          $  2.1         81.78%         18.22%        0.00%        0.00%       100.0%

Dec-16         204               3          $  1.8         84.25%         15.75%        0.00%        0.00%       100.0%

Dec-17         216               3          $  1.4         88.32%         11.68%        0.00%        0.00%       100.0%

Dec-18         228               2          $  0.9        100.00%          0.00%        0.00%        0.00%       100.0%

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.
(2)   Assumes a Cut-off Date of December 1, 1999.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                   Prepayment Provision as of Cut-off Date (1)

                                                                            Weighted     Weighted         Weighted
                                                                             Average      Average          Average
                                                            Percentage of   Remaining    Remaining        Remaining     Weighted
         Range of             Number of    Cut-off Date        Initial       Lockout      Lockout       Lockout Plus     Average
    Remaining Terms to         Mortgage      Principal      Mortgage Pool    Period   Plus YM Period   Premium Period   Maturity
Stated Maturity (Years)(1)      Loans        Balance(1)        Balance       (Years)      (Years)          (Years)     (Years)(2)
---------------------------------------------------------------------------------------------------------------------------------
          3.0 - 3.9                2       $  2,988,450          0.4%          0.9           3.0             3.0           3.4
          4.0 - 4.9                1          2,692,755          0.3%          4.3           4.3             4.3           4.6
          6.0 - 6.9                3         16,086,057          2.0%          6.3           6.3             6.3           6.8
          8.0 - 8.9               34        109,146,056         13.9%          3.0           8.2             8.2           8.7
          9.0 - 9.9              158        631,236,414         80.1%          8.8           9.3             9.3           9.8
        10.0 - 10.9                1          4,514,716          0.6%          0.0           8.3             9.3          10.4
        13.0 - 13.9                2          6,636,564          0.8%          6.1          12.7            12.7          13.2
        14.0 - 14.9                6          9,395,262          1.2%         11.8          14.3            14.3          14.7
        18.0 - 18.9                1          1,413,723          0.2%          8.8          18.6            18.6          18.9
        19.0 - 19.9                1          1,653,637          0.2%         19.5          19.5            19.5          19.8
        20.0 - 20.9                1          2,092,645          0.3%         19.6          19.6            19.6          20.1
                              ---------------------------------------------------------------------------------------------------
Total/Weighted Average:          210       $787,856,278        100.0%          7.9           9.2             9.2           9.7
                              ===================================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

                               Prepayment Option

                                                                                Weighted     Weighted       Weighted
                                                                                 Average      Average        Average
                                                                 Percentage of  Remaining    Remaining      Remaining      Weighted
                                        Number of  Cut-off Date     Initial      Lockout      Lockout      Lockout Plus     Average
                                         Mortgage    Principal   Mortgage Pool   Period   Plus YM Period  Premium Period   Maturity
Prepayment Option                         Loans     Balance(1)      Balance      (Years)      (Years)         (Years)     (Years)(2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                       155     $595,099,427      75.5%         9.4           9.4            9.4           9.8
Lockout / Yield Maintenance                 53      185,549,381      23.6%         3.3           8.8            8.8           9.3
Yield Maintenance / Prepayment Premium       1        4,514,716       0.6%         0.0           8.3            9.3          10.4
Lockout                                      1        2,692,755       0.3%         4.3           4.3            4.3           4.6
                                       ---------------------------------------------------------------------------------------------
Total/Weighted Average:                    210     $787,856,278     100.0%         7.9           9.2            9.2           9.7
                                       =============================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                           Significant Mortgage Loans

                                                                          Percentage of                Mortgage
                          Property      Units/         Cut-off Date     Initial Mortgage   Appraised   Interest         Cut-off Date
#  Property Name            Type      Square Feet  Principal Balance(1)   Pool Balance       Value       Rate     U/W DSCR   LTV
------------------------------------------------------------------------------------------------------------------------------------
1  The Wilton Mall         Retail     540,021 SF       $ 44,973,184            5.7%       $64,500,000    8.580%   1.26x     69.7%
------------------------------------------------------------------------------------------------------------------------------------
2  Frandor Mall            Retail     457,978 SF         36,434,197            4.6%        50,000,000    8.000%   1.26      72.9%
------------------------------------------------------------------------------------------------------------------------------------
3  The Alliance Loan     Multifamily   666 Units         32,777,802            4.2%        42,450,000    7.740%   1.24      77.2%
------------------------------------------------------------------------------------------------------------------------------------
4  Stanford Square         Office      70,816 SF         20,986,080            2.7%        35,000,000    8.060%   1.57      60.0%
------------------------------------------------------------------------------------------------------------------------------------
5  The Ameriserve Loan   Industrial   344,609 SF         16,873,152            2.1%        25,200,000    8.510%   1.21      67.0%
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                $152,044,415           19.3%      $217,150,000    8.180%   1.29x     70.4%
                                                       ============           ====       ============    =====    ====      ====

(1)   Assumes a Cut-off Date of December 1, 1999

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                                 The Wilton Mall

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $44,973,184

% of Initial Mortgage Pool Balance:       5.7%

Mortgage Loan Seller:                     Column Financial, Inc.

Mortgage Interest Rate:                   8.580%

Term to ARD:                              10 years

Amortization Term:                        30 years

Call Protection:                          Prepayment Lockout; U.S. Treasury
                                          defeasance permitted as of the 2 year
                                          anniversary of the Closing Date.

Cut-off Date LTV:                         69.7%

Maturity/ARD LTV:                         63.2%

DSCR:                                     1.26x

Cross Collateralization/ Default:         No/No

Special Provisions:                       Hyper-Amortization Loan; Cash
                                          Management
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset

Property Type:                            Retail

Location:                                 Saratoga Springs, New York

Years Built/Renovated:                    1990/1991

Collateral:                               540,021 square feet of a 655,682
                                          square foot regional mall located in
                                          Saratoga Springs

Property Manager:                         Genessee Management, Inc.

Underwritable Cash Flow:                  $5,286,893

Appraised Value:                          $64,500,000

Appraisal Date:                           September 1, 1999

Occupancy Rate at U/W:                    91%
--------------------------------------------------------------------------------

Additional Information:

Subject Property includes 540,021 square feet of a 655,682 square foot regional mall located at 3065 Route 50 in Saratoga Springs, New York. The center was constructed in 1990 and was subsequently expanded in 1991. The Property is a one-level, enclosed regional shopping mall. Major tenants include Sears (S&P rated A-) and Bon Ton; other tenants include J.C. Penney (S&P rated BBB+), Dick's Sporting Goods and an eight screen Hoyt's movie theatre. The property also contains a BJ's Wholesale Club as a freestanding outparcel (not included in collateral). In addition to the existing three anchor tenants, a separate parcel exists which potentially could serve as a fourth anchor tenant site (not to be included within the collateral).

Sarwil Associates, L.P., a New York limited partnership, is the owner/developer of Wilton Mall. The property is managed by Genessee Management, Inc. Both companies are affiliates of Wilmorite, Inc. ("Wilmorite"), which is a leading owner and operator of regional malls in the United States. Wilmorite manages 16 regional malls and 5 power centers comprising 17.1 million square feet. Wilmorite has been in business since the late 1940's and since that time has been a family owned and operated real estate development company. Wilmorite has been involved in the development of many different property types including retail, office, residential and hotel, but in the last 15 years, the company has narrowed its focus on retail property development and in particular, on regional shopping malls.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                                  Frandor Mall

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $36,434,197

% of Initial Mortgage Pool Balance:       4.6%

Mortgage Loan Seller:                     Column Financial, Inc.

Mortgage Interest Rate:                   8.000%

Balloon Term:                             10 years

Amortization Term:                        30 years

Call Protection:                          Prepayment Lockout; U.S. Treasury
                                          defeasance permitted as of the 2 year
                                          anniversary of the Closing Date.

Cut-off Date LTV:                         72.9%

Maturity/ARD LTV:                         65.3%

DSCR:                                     1.26x

Cross Collateralization/ Default:         No/No

Special Provisions:                       Cash Management
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset

Property Type:                            Retail

Location:                                 Lansing, Michigan

Years Built/Renovated:                    1950/1999

Collateral:                               457,978 square foot retail power
                                          center located in Lansing

Property Management:                      The Frandorson Coporation

Underwritable Cash Flow:                  $4,051,315

Appraised Value:                          $50,000,000

Appraisal Date:                           August 13, 1999

Occupancy Rate at U/W:                    95%
--------------------------------------------------------------------------------

Additional Information:

Subject property is a 457,978 square foot retail power center anchored by Kroger (S&P rated BBB-), Office Depot (S&P rated BBB) and CompUSA, located in Lansing, Michigan.

Frandor Mall was originally constructed in phases beginning in 1950 by Frandorson Properties. In March of 1998, Lomax Stern Development Company and Frandorson Properties formed a Joint Venture in which Lomax acquired 50% ownership of the property. The newly formed ownership commenced a $17.5 million redevelopment program. The redevelopment program, which was completed during the summer of 1999, included the razing of an existing enclosed mall area and existing structures, plus construction of 150,000 square feet of additional space. The property is currently 95% leased. Many of the existing leases are long-term leases with terms exceeding the term of the loan.

The development partner, Lomax Stern Development Company, has extensive experience in both construction and leasing. The principals, Chris Brochert and David Stern, have been partners in over 30 retail centers ranging in size from 31,000 square feet to 550,000 square feet.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                               The Alliance Loan

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $32,777,802

% of Initial Mortgage Pool Balance:       4.2%

Mortgage Loan Seller:                     Column Financial, Inc.

Mortgage Interest Rate:                   7.740%

Balloon Term:                             10 years

Amortization Term:                        30 years

Call Protection:                          Prepayment Lockout; U.S. Treasury
                                          defeasance permitted as of the 2 year
                                          anniversary of the Closing Date.

Cut-off Date LTV:                         77.2%

Maturity LTV:                             68.9%

DSCR:                                     1.24x

Cross Collateralization/ Default:         Yes/Yes

Special Provisions:                       Release Provision available if (i)
                                          DSCR not less than 1.20x and (ii) LTV
                                          not greater than 80%; Cash Management.
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                   Portfolio

Property Type:                            Multifamily

Location:                                 Virginia, Georgia and Maryland

Years Built/Renovated:                    1965 to 1994

Collateral:                               3 Multifamily properties with 666
                                          total units

Property Management:                      Alliance Residential Management,
                                          L.L.C.

Underwritable Cash Flow:                  $3,491,254

Appraised Value:                          $42,450,000

Appraisal Date:                           June 13, 1999 to September 13, 1999

Wtd. Avg. Occupancy Rate at U/W:          96%
--------------------------------------------------------------------------------

                                                                              Year Built/                     Underwritable
Property Name                   City            State    Units   Occupancy    Renovated    Appraised Value      Cash Flow
---------------------------------------------------------------------------------------------------------------------------
Hampton Court Apartments        Alexandria        VA      307       98%       1965/1992     $  19,800,000     $  1,641,733
Lake of the Woods Apartments    College Park      GA      216       95%       1988/1989        12,850,000        1,029,641
Holly Tree Apartments           Waldorf           MD      143       95%       1974/1994         9,800,000          819,880
---------------------------------------------------------------------------------------------------------------------------

Additional Information:

Subject properties include three multifamily housing complexes including Hampton Court Apartments, Lake of the Woods Apartments and Holly Tree Apartments.

Hampton Court Apartments is a 307-unit multifamily complex contained in 7 brick, three and four-story walk-up apartment buildings located in Alexandria, VA. Unit mix at the subject is 83 1BR/1BA units, 72 2BR/1BA units, 96 2BR/1.5BA and 56 3BR/2BA units. Lake of The Woods Apartments is a 216-unit multifamily complex contained in 14 walk-up, two and three-story garden-style apartment buildings, located in College Park, GA. Unit mix at the subject is 72 1BR/1BA and 144 2BR/2BA units. Holly Tree Apartments is a 143-unit multifamily complex contained in 6 walk-up, three-story apartment buildings located in Waldorf, MD. Unit mix at the subject is 43 1BR/1BA units, 99 2BR/1.5BA and 1 2BR/2BA units.

The subject multifamily properties' amenities include swimming pools, fitness centers, laundry facilities, tennis and volleyball courts, surface parking, extensive landscaping and on-site management offices.

The three subject properties secure a single Mortgage Note. The borrower is a single purpose entity. Principals of the borrower include Andrew Schor and Steven Ivankovich. The borrower is affiliated with Alliance Holdings, Inc. ("Alliance"), a privately owned real estate investment, development and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage more than 31,000 units throughout Texas, in the Midwest and along the eastern seaboard from Virginia to Florida.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                                 Stanford Square

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $20,986,080

% of Initial Mortgage Pool Balance:       2.7%

Mortgage Loan Seller:                     Column Financial, Inc.

Mortgage Interest Rate:                   8.060%

Balloon Term:                             10 years

Amortization Term:                        30 years

Call Protection:                          Prepayment Lockout; U.S. Treasury
                                          defeasance permitted as of the 2 year
                                          anniversary of the Closing Date

Cut-off Date LTV:                         60.0%

Maturity LTV:                             53.7%

DSCR:                                     1.57x

Cross Collateralization/ Default:         No/No

Special Provisions:                       Cash Management
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset

Property Type:                            Office

Location:                                 Palo Alto, California

Years Built/Renovated:                    1983

Collateral:                               70,816 square foot Class A,
                                          multi-tenanted office building located
                                          in California

Property Management:                      Stanford Square Management Co. and
                                          Tarlton Properties, Inc.

Underwritable Cash Flow:                  $2,913,281

Appraised Value:                          $35,000,000

Appraisal Date:                           August 17, 1999

Occupancy Rate at U/W:                    100%
--------------------------------------------------------------------------------

Additional Information:

Subject property is a 70,816 square foot, Class A office building located in the Central Business District of Palo Alto, California, constructed in 1983. Improvements consist of one four-story structure, and two levels of underground parking. Amenities include two elevators, a central atrium/courtyard, private balconies and landscaping. Major tenants include PHB Hagler Bailey (18,331 square feet), an international management and economic consulting firm, and Bon Appetit Management Company (17,825 square feet), a food service management company that contracts its services to corporations, institutions and universities.

The borrowing entity consists of two Tenants-In-Common SPE's including Stanford Square, LLC ("SSLP") (94.87% ownership) and Sea Biscuit, LLC (5.13% ownership). Joan Rounds, the Managing Member of SSLP, became involved in the partnership in 1986 through an entity she controls, JGR Ventures ("JGR"), which made the investment in SSLP. Through JGR and its ownership of several entities and affiliates, Joan Rounds manages commercial real estate in excess of $35 million. The property is managed by Stanford Square Management Co. and Tarlton Properties, Inc. ("Tarlton"), which manages several office and industrial buildings within the subject area. Tarlton Managing Partner, Tig Tarlton, has more than 30 years of real estate development, construction, and property management experience. During that period, he has personally managed, developed or remodeled over 2,500,000 square feet of commercial property.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1  Collateral and Structural Term Sheet  November 10, 1999

                               The Ameriserve Loan

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $16,873,152

% of Initial Mortgage Pool Balance:       2.1%

Mortgage Loan Seller:                     Column Financial, Inc.

Mortgage Interest Rate:                   8.510%

Balloon Term:                             10 years

Amortization Term:                        30 years

Call Protection:                          Prepayment Lockout; U.S. Treasury
                                          defeasance permitted as of the 2 year
                                          anniversary of the Closing Date.

Cut-off Date LTV:                         67.0%

Maturity LTV:                             60.7%

DSCR:                                     1.21x

Cross Collateralization/ Default:         Yes/Yes

Special Provisions:                       Lockbox
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
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Single Asset/Portfolio:                   Portfolio

Property Type:                            Industrial

Location:                                 Shawnee, Kansas and Manassas, Virginia

Years Built/Renovated:                    1986 to 1999

Collateral:                               Two food distribution centers with
                                          344,609 combined total square feet
                                          located in Kansas and Virginia

Property Management:                      Owner Managed

Underwritable Cash Flow:                  $1,886,938

Appraised Value:                          $25,200,000

Appraisal Date:                           May 26, 1999 and November 1, 1999

Wtd. Avg. Occupancy Rate at U/W:          100%
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
                                                 Square   Year Built/    Appraised       Underwritable
Property Name               City     State        Feet     Renovated       Value           Cash Flow
------------------------------------------------------------------------------------------------------
Ameriserve - Shawnee      Shawnee      KS       244,272    1990/1999    $14,600,000       $1,453,765
Ameriserve - Manassas     Manassas     VA       100,337    1986/1999     10,600,000          433,173
------------------------------------------------------------------------------------------------------

Additional Information:

Subject collateral includes two food distribution centers located in Shawnee, Kansas and Manassas, Virginia with 344,609 combined total square feet. The Shawnee property is a 244,272 square foot distribution facility, on a land area of 22.1 acres. A one-story office area and mechanical area is attached to the east side of the building, with a two-story operations (33.5-foot ceiling clear height) area attached to the west-side. The building has been designed for future expansion to both the north and south. As part of a warehousing operation, the property contains extensive site improvements. The west side of the building, adjacent to the truck loading doors, contains concrete paving for truck staging.

The Manassas property currently consists of a 100,337 square foot distribution facility located on a 20.88-acre site. Constructed in 1986 and extensively renovated in 1996, the building is of both masonry and metal construction and includes a 23.5-foot ceiling clear height, a two-story office section and a mezzanine mechanical area. The property will be expanded to include an additional 115,700 square feet. Upon completion estimated to occur in July 2000, the property will encompass a total of 216,037 square feet.

AmeriServe (S&P rated B) is North America's largest systems food-service distributor, specializing in food distribution to limited menu, concept chain restaurants across the United States and Canada. AmeriServe began in 1986 with the founding of Holberg Industries, Inc. ("Holberg"). Holberg is a privately held diversified service company with subsidiaries operating within the food-service distribution (AmeriServe) and parking service (APCOA/Standard Parking) industries in North America.

The lease is a 20-year, bondable net lease covering two properties under one lease. As additional collateral for the lease, the Borrower obtained a letter of credit from Bank of America (S&P rated A+) for a total of $4,520,000. The lease obligates the tenant to post this letter of credit until both the present construction is completed and the tenant's credit rating is upgraded to BB, at which point the letter of credit can be reduced by 33.3%. A credit upgrade to BBB will completely release the letter of credit. However, should the tenant's credit be downgraded below BBB, a letter of credit equal to 18 months of the then current rent will be imposed. The tenant has the obligation to pay all operating expenses, make all capital improvements and pay taxes and insurance.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

INFORMATION CONTAINED ON THIS DISKETTE DATED, NOVEMBER 10, 1999, IS SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the PNC Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CM1, Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1 and Class B-2 (the "Offered Certificates"). The information contained on this diskette is provided to facilitate your review of the collateral underlying the Offered Certificates. The information on this diskette constitutes a collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. While the information contained hereon is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets Inc., Prudential Securities Incorporated or any of their respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets Inc., Prudential Securities Incorporated nor any of their respective affiliates makes any representations or warranties with respect to the information contained hereon or as to the appropriateness, usefulness or completeness of these materials. The information on this diskette is subject to errors, omissions and changes and is subject to modification or withdrawal at any time with or without notice. The information on this diskette supersedes any and all information contained in any previously furnished collateral term sheets and shall be superseded by any subsequently furnished similar materials. The information on this diskette shall be superseded by a final prospectus and prospectus supplement with respect to the Offered Certificates. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement with respect to the Offered Certificates has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents of this diskette are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets Inc. and Prudential Securities Incorporated. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement relating to the Offered Certificates in making their investment decisions.